INSTRUMENT OF TRANSFER

Hong Kong MQ Group Limited
香港明琴集團有限公司

I/We, MA Hiu Ngai 馬曉霓

of Flat A, 2/F., Block H-3, Chi Fu Fa Yuen, Pokfulam, Hong Kong

in consideration of the sum of HKD1.00

paid to me/us by (name) TAKUNG ART CO., LTD

(occupation) Corporation

of (address) 1500 Rosecrans Avenue, Suite 500, Manhattan Beach, CA 90266, USA

(hereinafter "the said Transferee")

do hereby transfer to the said Transferee the *1* Ordinary share(s)

numbered 1

standing in my/our name in the register of:-

Hong Kong MQ Group Limited
香港明琴集團有限公司

to hold unto the said Transferee his/her/its Executors, Administrators or Assigns, subject to the several conditions upon which I/we hold the same at the time of execution hereof. And I/we, the said Transferee do hereby agree to take the said share(s) subject to the same conditions.

Witness our hands the

Witness to the signature(s) of the Transferor -

Witness's name and address:

MA Hiu Ngai
馬曉霓

Witness to the signature(s) of the Transferee -

For and on behalf of
TAKUNG ART CO., LTD

Authorised Signature(s)

Witness's name and address:

TAKUNG ART CO., LTD